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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               INSWEB CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                              94-3220749
      (State of Incorporation)         (I.R.S. Employer Identification No.)


              901 MARSHALL STREET
           REDWOOD CITY, CALIFORNIA                         94063
   (Address of Principal Executive Offices)              (Zip Code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

         Securities Act registration statement file number to which this form relates: 333-76511 (if applicable).

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

      Title of Each Class                        Name Of Each Exchange On Which
      To Be So Registered                        Each Class Is To Be Registered
        Not Applicable                                   Not Applicable


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.001
                                (Title of class)





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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 333-78095), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement"), is hereby incorporated by reference.

Item 2.  EXHIBITS

                  The following exhibits are filed as part of this Registration
Statement:

                  1. Fifth Restated Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement, as subsequently amended.

                  2. Form of Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement, as subsequently amended.

                  3. Third Amended and Restated Investor Rights Agreement dated March 31, 1999, incorporated by reference to
                        Exhibit 4.2 of the Registrant's Form S-1 Registration Statement, as subsequently amended.



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                                SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       INSWEB CORPORATION

Date:  May 12, 1999


                                       By:   /s/ Marian C. Taylor
                                          -------------------------------------
                                          Marian C. Taylor
                                          Senior Vice President, General Counsel
                                          and Secretary




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                                  EXHIBIT INDEX

  Exhibit                        Exhibit                                          Sequentially
  Number                         -------                                            Numbered
  ------                                                                              Page
                                                                                      ----
    1            Fifth Restated Certificate of Incorporation of
                 Registrant, incorporated by reference to
                 Exhibit 3.1 of the Registrant's Form S-1
                 Registration Statement, as subsequently amended.

    2 Form of Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1
                 Registration Statement, as subsequently amended.

    3 Third Amended and Restated Investor Rights Agreement dated March 31, 1999, incorporated by reference to
                 Exhibit 4.2 of the Registrant's Form S-1
                 Registration Statement, as subsequently amended.



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